HSBC FUNDS
HSBC ADVISOR FUNDS TRUST
(each, a “Trust” and, collectively, the “Trusts”)

Supplement dated June 26, 2014
to each Trust’s Statement of Additional Information, dated
February 28, 2014, as supplemented

The Boards of Trustees of the Trusts (collectively, the “Board”) recently elected Thomas F. Robards, a trustee of the Board since 2005, as Chairman of the Board. Mr. Michael Seely, a trustee of the Board since 1987, resigned as Chairman of the Board, but will remain a trustee. Marcia L. Beck was elected to replace Mr. Robards as Chairman of the Audit Committee. The Board also designated Ms. Beck as an audit committee financial expert.

Ty Edwards, a Senior Vice President at Citi Fund Services, the sub-administrator to the Trusts, announced his resignation as Treasurer of the Trusts. Scott Rhodes, also a Senior Vice President at Citi Fund Services, replaced Mr. Edwards as Treasurer of the Trusts.

The “Management of the Trust” section of each Trust’s Statement of Additional Information is revised accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.